EXHIBIT 10.5

                       ASSIGNMENT, ASSUMPTION AND CONSENT

                    This ASSIGNMENT, ASSUMPTION AND CONSENT (this "Agreement") is made and entered into as of this Monday July, 1996, by and among PerArdua Investors, L.P., a California limited partnership ("PLP"), University of Southern California, a California nonprofit corporation ("USC"), and PerArdua Corporation, a Missouri corporation ("PC").


                                 R E C I T A L S

             A. PLP and USC made and entered into that certain Option & License Agreement effective March 28, 1994, as amended, modified and supplemented through the date hereof (the "License Agreement"), a true and correct copy of which is attached hereto as Exhibit "A";

             B. PLP and PC desire to enter into an Option and Asset Purchase Agreement dated July' 8 , 1996 (the "Option Agreement"), pursuant to which PC is granted an option The "Option") to acquire, among other things, PLP's rights and obligations under the License Agreement;

             C. Subject to the terms and conditions set forth herein, (i) PLP desires to sell, assign, transfer and convey all of its right, title and interest in and to the License Agreement to PC, (ii) PC desires to acquire all such rights from PLP and is willing to assume, and fully, completely and timely perform, comply with and discharge, each and all of the obligations, duties and liabilities of PLP as Licensee (or, if different, all obligations, duties and liabilities of an assignee) under the License Agreement and (iii) USC is willing to consent to such assignment by PLP and assumption by PC.

             NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

             1. Assignment. For and in consideration of the assumption by PC described in Section 2 hereof and the consent of USC described in Section 3 hereof, AND CONDITIONED UPON the exercise of the Option by PC in accordance with the terms of the Option Agreement on or before September 15, 1996, PLP does sell, assign, transfer and convey all of its right, title and interest in and to the License Agreement to PC.

             2. Assumption. For and in consideration of the assignment of PLP described in Section 1 hereof and the consent of USC described in Section 3 hereof, and conditioned upon the exercise of the Option by PC in accordance with the terms of the Option Agreement on or before September 15, 1996, PC does assume, and covenant and agree fully, completely and timely to perform, comply with and discharge each and all of the obligations, duties and liabilities of PLP as Licensee (or, if different, all obligations, duties and liabilities of an assignee) under the License Agreement, including without limitation the payment of all amounts due to USC under or pursuant to the License Agreement such as royalties attorneys' fees, and payments under the Research Agreement between USC and PLP effective March 9, 1994, as amended. PC further agrees to be fully and completely bound by each and every term and condition of the License Agreement and expressly acknowledges that no term, condition, obligation, duty or liability under the License Agreement has been waived or excused by USC.

             3. Consent. For and in consideration of, and contingent upon the assumption of PC described in Section 2 hereof and the satisfaction of the condition provided for in Section 4 hereof, and conditioned upon the execution of the Option by PC in accordance with the terms of the Option Agreement on or before September 15, 1996, and with the understanding that neither the assignment by PLP nor this consent shall constitute either (a) a consent to any further assignment under the License Agreement, which further assignment may be accomplished in and only in accordance with the provisions of the License
Agreement, or (b) a modification of any of the provisions of the License Agreement, each and all of which provisions shall remain in full force and effect without any modification whatsoever, USC does consent to the assignment by PLP described in Section 1 hereof.

             4. License Agreement Condition. PLP and PC acknowledge that, pursuant to Section 16 of the License Agreement, the effectiveness of the assignment, assumption and consent provided for herein is conditioned upon USC's receipt of four percent (4%) of the aggregate consideration received by PLP as a result of its assignment or transfer to PC, including without limitation all cash, notes and securities issued or issuable to PLIP or any of its partners in consideration for his or her partnership interest in PLP; provided that any such securities shall be issued to USC but held by the Secretary of PC pursuant to escrow instructions in form and substance reasonably acceptable to PC and USC.

             5. Validity of Agreement. Notwithstanding any provision of this Agreement to the contrary, in no event shall this Agreement be valid or binding upon the parties hereto unless and until the Option is exercised by PC in accordance with the terms of the Option Agreement on or before September 15, 1 996.

          6. Miscellaneous.

             A. Waiver of Breach. No parry's failure to enforce any provision or provisions of this Agreement shall be deemed or in any way construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every provision of this Agreement. The rights granted the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.


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             B.  Governing  Law;  Venue.  This  Agreement  shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of California; provided, however, that any provision of this Agreement which may be prohibited by or otherwise held invalid under such laws shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective any or all of the remaining
provisions  of  this  Agreement.   USC,  PC,  and  PLP  hereby  consent  to  the
jurisdiction of the courts of the State of California and the United States courts located in the County of Los Angeles, State of California, in connection with any lawsuit, action or proceeding arising out of or relating to this Agreement, and such courts shall be the only courts having jurisdiction of any such controversies. All parties hereby waive any defense of lack of In personam jurisdiction, improper venue and forum non conveniens, and agree that service of process of such court may be made upon each of them by personal delivery or by mailing certified or registered mail, return receipt requested, to the parties at the addresses set forth below.

             C. Expenses. If any legal action or other proceeding is brought forth for the enforcement of this Agreement, or because of an alleged dispute, or breach or default in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred! in that action or proceeding, in addition to any other relief to which it or they might be entitled.

             D. Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument.

             E. Complete Agreement; Amendments. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements and understandings relating thereto. This Agreement may not be waived, changed, modified, extended or discharged orally, but only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.


[Intentionally left blank]



                                       -3-


             IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate as of the day and year first above written.




                                      UNIVERSITY OF SOUTHERN CALIFORNIA


                                      By:    Illegible
                                         ---------------------------------
                                      Its: Sr. VP for Administration
                                          --------------------------------
                                      Address: University Park
                                      Los Angeles, California 90089-1333



                                      PERARDUA INVESTORS, L.P.


                                      By:
                                         --------------------------------
                                      Its:
                                          -------------------------------
                                      Address: 350 California Street, Suite 1905
                                               San Francisco, California 94104


                                      PERARDUA CORPORATION

                                      By:
                                         --------------------------------
                                      Its:
                                          -------------------------------
                                      Address: 709 The Hamptons Lane
                                               Town & Country, Missouri 63017



                                      -4-





             IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate as of the day and year first above written.




                                      UNIVERSITY OF SOUTHERN CALIFORNIA


                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------
                                      Address: University Park
                                      Los Angeles, California 90089-1333



                                      PERARDUA INVESTORS, L.P.


                                      By:   Illegible
                                         --------------------------------
                                      Its:  President and CEO of General Partner
                                            PerArdua, II
                                          -------------------------------
                                      Address: 350 California Street, Suite 1905
                                               San Francisco, California 94104


                                      PERARDUA CORPORATION

                                      By:
                                         --------------------------------
                                      Its:
                                          -------------------------------
                                      Address: 709 The Hamptons Lane
                                               Town & Country, Missouri 63017




                                      -4-





             IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate as of the day and year first above written.




                                      UNIVERSITY OF SOUTHERN CALIFORNIA


                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------
                                      Address: University Park
                                      Los Angeles, California 90089-1333



                                      PERARDUA INVESTORS, L.P.


                                      By:
                                         --------------------------------
                                      Its:
                                          -------------------------------
                                      Address: 350 California Street, Suite 1905
                                               San Francisco, California 94104


                                      PERARDUA CORPORATION

                                      By: /s/ Samuel P. Sears, Jr.
                                         --------------------------------
                                      Its: Treasurer
                                          -------------------------------
                                      Address: 709 The Hamptons Lane
                                               Town & Country, Missouri 63017





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